Exhibit 10.1

amendment No. 2 to CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of September 28, 2017, by and among Aptevo Therapeutics inc., a Delaware corporation (“Aptevo Therapeutics”), APTEVO BIOTHERAPEUTICS LLC, a Delaware limited liability company (“Aptevo BioTherapeutics”), APTEVO RESEARCH AND DEVELOPMENT LLC, a Delaware limited liability company (“Aptevo R&D”, and Aptevo R&D together with Aptevo Therapeutics and Aptevo BioTherapeutics, each individually, a “Borrower” and collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement, dated as of August 4, 2016 (as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of May 11, 2017, and as further amended, modified, supplemented and restated prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Aptevo Therapeutics and Aptevo BioTherapeutics have entered into that by that certain LLC Purchase Agreement, dated as of August 31, 2017, by and among such Borrowers, Saol International Limited, a Bermuda company (“Purchaser”), and Venus BioTherapeutics Sub LLC, a Delaware limited liability company (“Venus Acquisition Subsidiary”), as amended, supplemented or otherwise modified prior to the date hereof and a copy of which have been provided to the Agent (the “Venus Purchase Agreement”).

C.Borrowers desire to consummate the transactions contemplated by (x) the Purchase Agreement and (y) that certain Assignment and Assumption Agreement, dated as of the date hereof, by and among Aptevo Therapeutics, Aptevo BioTherapeutics, and Venus Acquisition Subsidiary (the “Assignment and Assumption Agreement”), which, among other things, require (i) Aptevo Therapeutics and Aptevo BioTherapeutics to assign to Venus Acquisition Subsidiary all of the Assigned Assets and Assumed Liabilities (in each case, as such terms are defined in the Assignment and Assumption Agreement) in accordance with the terms and subject to the conditions set forth in the Assignment and Assumption Agreement and (ii) Aptevo BioTherapeutics to sell all of the issued and outstanding limited liability company interests of Venus Acquisition Subsidiary to Purchaser in accordance with the terms and subject to the conditions set forth in the Purchase Agreement (collectively, the “Venus Sale Transaction”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

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2.Limited Consent and Waiver.

(a)Subject to the terms and conditions set forth herein, Agent and each Lender hereby consent to (i) the creation of Venus Acquisition Subsidiary, (ii) the entry by Borrowers into the Venus Purchase Documents, including, for the avoidance of doubt, the Venus Escrow Agreement and the funding of the Escrow Amount (as defined in the Venus Purchase Agreement), and (iii) the consummation by Borrowers of the Venus Sale Transaction.

(b)Subject to the terms and conditions set forth herein, notwithstanding Section 2.1(a)(ii)(B)(iii) of the Credit Agreement or any other provisions of the Credit Agreement, Agent and each Lender hereby agree that no prepayment of the Term Loans shall be required to prepay the Loans as a result of Borrowers’ receipt of net cash proceeds from the consummation of the Venus Sale Transaction.

(c)Subject to the terms and conditions set forth herein, notwithstanding Section 4.11 of the Credit Agreement or any other provisions of the Credit Agreement, Agent and each Lender hereby agrees that Borrowers shall not be required to join Venus Acquisition Subsidiary as a Credit Party under the Financing Documents or take other action as required by Section 4.11 of the Credit Agreement.

(d)Without limiting the consents set forth in Sections 2(a)-(c) above, Agent and each Lender hereby waive, ab initio, any Default or Event of Default that occurred solely as a result of Borrowers’ failure to comply with the provisions of Section 4.11(d) in respect of Venus Acquisition Subsidiary on or prior to the date hereof.

(e)The limited consents set forth in Sections 2(a)-(c) and the limited waiver set forth in Section 2(d) are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) constitute a consent to or waiver of any other past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (v) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendments to Original Credit Agreement.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“Borrower Unrestricted Cash” has the meaning set forth in Section 6.1.

“Second Amendment” means that certain Amendment No. 2 to Credit and Security Agreement, dated as of September 28, 2017, by and among Borrowers, Agent and the Lenders.”

“Second Amendment Effective Date” means the first date that all of the conditions in Section 5 of the Second Amendment are satisfied.”

“Venus Escrow Agreement” means the “Escrow Agreement”, as defined in the Venus Purchase Agreement.

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“Venus Purchase Agreement” has the meaning set forth in the Second Amendment.

“Venus Purchase Documents” means the Venus Purchase Agreement, the Venus Escrow Agreement and each other material agreement and/or instrument executed by Borrower in connection therewith.

(b)The definition of “Commercial Products” in Section 1.1 of the Original Credit Agreement is hereby amended by deleting the words “each of the WinRho product, HepaGam B product, the VARIZIG product,” in such definition.

(c)The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

“Material Contracts” means (a) the Operative Documents, (b) Subordinated Debt Documents, (c) the agreements listed on Schedule 3.17, (d) [reserved] (e) the Venus Purchase Documents, and (f) any agreement or contract to which such Credit Party or its Subsidiaries is a party the loss or termination of which would reasonably be expected to result in a Material Adverse Effect.

“Springing IP Event” means that, on any date, the Borrowers have allowed, as of the close of business on any day, the aggregate Borrower Unrestricted Cash to be less than $25,000,000.

“Term Loan Tranche 2 Commitment Termination Date” means the Second Amendment Effective Date.

(d)Section 2.2(f) of the Credit Agreement is hereby amended by inserting “as in effect on the Closing Date” following words Term Loan Commitment Amount in the third line thereof.

(e)Section 6.1 of the Original Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order therein:

“Borrower Unrestricted Cash” means the aggregate amount of unrestricted cash and cash equivalents of the Borrowers that (a) is held in the name of a Borrower in a Deposit Account or Securities Account that is subject to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, in favor of Agent at bank or financial institution located in the United States, (b) is not subject to any Lien (other than Permitted Liens), and (c) are not funds for the payment of a drawn or committed but unpaid draft, ACH or EFT transaction.

(f)The definition of “Net Commercial Product Revenue” in Section 6.1 of the Original Credit Agreement is hereby amended by replacing the words “Commercial Products” in clause (a) thereof with the words “IXINITY product”.

(g)Article 6 of the Original Credit Agreement is hereby amended by adding a new Section 6.3 and renumbering the existing Section 6.3 to Section 6.4;

Section 6.3Minimum Cash.  Borrower shall not permit the Borrower Unrestricted Cash as of the close of business on any day after the Second Amendment Effective Date to be less than $10,000,000.

(h)Section 6.4, as renumbered by clause (f) above, is hereby amended by adding the words “bank statements” after the words “including, without limitation,” in clause (b) thereof.

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(i)Annex A is hereby replaced in its entirety by the new Annex A attached hereto.  Without limiting the foregoing, the parties hereby agree that notwithstanding anything to the contrary in the Credit Agreement that the Term Loan Tranche 2 Commitments are hereby terminated as of the Second Amendment Effective Date and, as of such date, no Lender shall have any obligation to make any Term Loan Tranche 2 Loan in respect thereof.

(j)Schedule 2.1 of the Original Credit Agreement is hereby replaced in its entirety by the new Schedule 2.1 attached hereto.

(k)Schedule 6.2 of the Original Credit Agreement is hereby replaced in its entirety by the new Schedule 6.2 attached hereto.

(l)Exhibit G to the Original Credit Agreement is hereby amended by replacing the schedules thereto with the schedules set forth as Exhibit G-1 to this Agreement.  Without limiting the foregoing, the parties agree that the schedules to the executed Intellectual Property Security Agreement being held in escrow by Agent will also be replaced by the schedules set forth as Exhibit G-1 to this Agreement.

(m)Each Schedule to the Original Credit Agreement is hereby replaced in its entirety by new correspondingly numbered Schedule attached hereto.

4.Representations and Warranties; Reaffirmation of Security Interest.

(a)Each Borrower hereby confirms, as of the Second Amendment Effective Date, that each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).  Each Borrower confirms and agrees that, other than as specified in the Second Amendment, all security interests and Liens granted to Agent continue in full force and effect, and that all Collateral remains free and clear of any Liens, other than Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral, other than as specified in the Second Amendment. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(b)As of the Second Amendment Effective Date, each of the representations and warranties made in the Venus Purchase Documents by the Credit Parties and, to the knowledge of Borrowers, the other Persons party thereto is true and correct in all material respects, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty shall be true as of such earlier date.

(c)As of the Second Amendment Effective Date, Borrower has delivered to Agent a complete and correct copy of the Venus Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith).  No Credit Party and, to the knowledge of Borrowers, no other Person party thereto is in default in the performance or compliance with any provisions of the Venus Purchase Agreement.

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5.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Lenders), as determined by Agent in its sole discretion:

(a)Borrowers, Agent and Lenders shall have delivered to Agent this Agreement, executed by an authorized officer of each such Person;

(b)Borrowers shall have delivered to Agent a duly executed copy of the Second Amended and Restated Fee Letter, dated as of the date hereof, in form and substance reasonably satisfactory to Agent;

(c)Agent shall have received payment in full of all applicable fees as set forth in the Second Amended and Restated Fee Letter that are due and payable on or prior to the Second Amendment Effective Date;

(d)Agent shall have received copies of the fully executed and delivered Venus Purchase Documents;

(e)confirmation that the Venus Sale Transactions have been consummated, or will be consummated on the date hereof in all material respects in accordance with the terms of the Purchase Agreement and the other Venus Purchase Documents, each in the form provided to Agent prior to the Second Amendment Effective Date.  The Venus Purchase Agreement shall not have been amended or waived or modified since its original date of execution in a manner materially adverse to the Lenders or Agent, in their or its capacity as such, without the written consent of the Agent;

(f)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(g)except for any Default or Event of Default expressly waived pursuant to Section 2(d), prior to and after giving effect to the agreements set forth herein and the consummation of Venus Sale Transaction, no Default or Event of Default shall exist under any of the Financing Documents; and

(h)receipt by Agent of UCC searches considered reasonably necessary by the  Agent and other evidence as requested by Agent that no Liens exist other than Permitted Liens.

6.Collateral Release.  Effective upon the Closing (as such term is defined in the Venus Purchase Agreement) and the occurrence of the Second Amendment Effective Date, all Liens (if any) in favor of the Agent (for the benefit of Lenders) on the equity interests of the Venus Acquisition Subsidiary (the “Venus Equity”) and the Assigned Assets shall be and hereby are released.  The Credit Parties expressly acknowledge and agree that the release set forth in this Section 6 is a partial release, which does not release any Credit Party or Collateral (other than the Assigned Assets), and does not affect any rights of Agent or any Lender, or any Obligations of the Credit Parties or any of their respective Affiliates and/or Subsidiaries, or any other obligor in connection with any Loan, the Financing Documents, or any other outstanding credit facility.  If reasonably requested by a Borrower, Agent shall, at Borrower’s sole cost and expense, deliver to Borrowers such notices, affidavits or other instruments as may be reasonably required to release the Venus Equity and/or the Assigned Assets of record in any relevant filings offices.

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7.Lender Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof (and not, for the avoidance of doubt, arising at any time hereafter).  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents (other than as expressly set forth in Section 2) or any of Agent’s rights and remedies in respect of such Defaults or Events of Default (other than as expressly set forth in Section 2).  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW,

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TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(d)EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(e)EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(f)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(h)Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(i)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

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[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDER:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDER:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

	By:	/s/ Tanner Powell
Name: Tanner Powell
Title: Authorized Signatory

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LENDER:	FLEXPOINT MCLS SPV LLC

	By:	/s/ Daniel Edelman
Name: Daniel Edelman
Title: Vice President

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LENDER:	ELM 2016-1 TRUST

	By:	MidCap Financial Services Capital
Management, LLC, as Servicer

	By:	/s/ John O’Dea
Name: John O’Dea
Title: Authorized Signatory

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BORROWERS:	APTEVO THERAPEUTICS INC.

	By:	/s/ Marvin White
Name: Marvin White
Title: President and Chief Executive Officer

	By:	/s/ Marvin White
Name: Marvin White
Title: President

Aptevo Research and Development LLC

	By:	/s/ Marvin White
Name: Marvin White
Title: President

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Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage
Elm 2016-1 Trust	$10,285,714.29	51.43%	$0	0%
MidCap Financial Trust	$0	0%	$0	0%
Apollo Investment Corporation	$8,571,428.57	42.86%	$0	0%
Flexpoint MCLS SPV LLC	$1,142,857.14	5.71%	$0	0%
TOTALS	$20,000,000	100%	$0	0%

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Schedule 2.1 – Amortization

Commencing on the Applicable Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loans an amount equal to the Applicable Amortization Payment Amount.  Notwithstanding the foregoing, the entire remaining outstanding principal balance under each of the Term Loans shall mature and be due and payable upon the Termination Date.

For purposes hereof of this Schedule 2.1 the following terms shall have the following meanings:

“Applicable Amortization Start Date” means:

(a)	If Borrower has not satisfied the Initial Extension Conditions, August 1, 2018; or
(b)

If Borrower has satisfied the Initial Extension Conditions, February 1, 2019; provided that, if for any of the Defined Periods ending on June 30, 2018, September 30, 2018 or December 31, 2018, respectively, Borrower fails to deliver a Compliance Certificate in accordance with Section 6.4 demonstrating to Agent’s reasonable satisfaction that Borrower’s Net Commercial Product Revenue for such Defined Period is greater than or equal $16,000,000, then the Applicable Amortization Start Date shall be deemed to have occurred on the first day of the calendar month following the end of such Defined Period and Borrower shall immediately pay to Agent true up principal payments in the amount of the Applicable Amortization Payment Amount for (i) the month in which the Applicable Amortization Start date was deemed to have occurred and (ii) each month commencing thereafter and prior to the date on which such Compliance Certificate was delivered (such true up payments shall, for the avoidance of doubt, be in addition to the Applicable Amortization Payment Amounts that shall be due and payable for each month commencing after the delivery of the applicable Compliance Certificate in accordance with the terms hereof).

“Applicable Amortization Payment Amount” means, with respect to the Applicable Amortization Start Date, the amount specified in the table below”

Applicable Amortization Start Date	Applicable Amortization Payment Amount
August 1, 2018	$666,666.67
October 1, 2018	$714,285.71
January 1, 2019	$800,000.00
February 1, 2019	$833,333.33

“Initial Extension Conditions” means: (a) Borrower shall have delivered, by July 30, 2018, interim financial reporting, certified by a Responsible Officer of Borrower, that demonstrates to Agent’s reasonable satisfaction that Borrowers’ Net Commercial Product Revenue for the Defined Period ending on June 30, 2018 is greater than or equal to $16,000,000 (it being understood that such financial reporting shall be subject to correction by Borrowers, as necessary, in connection with Borrower’s delivery of its financial statements in accordance with Section 4.1(b) for the period ending June 30, 2018) and (b) no Default or Event of Default has occurred and is continuing as of August 1, 2018.

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Schedule 6.2 – Minimum Net Commercial Product Revenue Schedule

Defined Period Ending	Minimum Net Commercial Product Revenue Amount
30-Sep-16	$0
31-Dec-16	$0
31-Mar-17	$0
30-Jun-17	$0
30-Sep-17	$10,184,000
31-Dec-17	$10,200,000
31-Mar-18	$11,328,000
30-Jun-18	$11,600,000
30-Sep-18	$13,574,000
31-Dec-18	$15,298,000
31-Mar-19	$16,529,915
30-Jun-19	$17,366,046
30-Sep-19	$18,306,693
31-Dec-19	$19,282,180
31-Mar-20	$20,175,132
30-Jun-20	$21,195,649
30-Sep-20	$22,343,730
31-Dec-20 and the last day of each calendar quarter occurring thereafter	$23,534,333

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Exhibit G-1 – Schedules to Intellectual Property Security Agreement

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